SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT executed effective as of the 1st day of October, 2005, by, between and among EUGENE WAYNE WETZEL, MARY KAY WETZEL, SHARON HARKRIDER, WILLIAM M. HARKRIDER II, W. M. HARKRIDER TESTAMENTARY TRUST, HARKRIDER DISTRIBUTING COMPANY, INC., a Texas corporation and W & H INTERESTS ("Loan Holders"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to CONGRESS FINANCIAL CORPORATION (FLORIDA) ("Lender"), and STREICHER MOBILE FUELING, INC., a Florida corporation ("Obligor").

WITNESSETH:

WHEREAS, the Lender and Obligor have entered into that certain Loan and Security Agreement dated September 26, 2002, as amended, and certain other loan documents in connection therewith (collectively, the "Loan Documents") which provide to Lender a first priority security interest in certain assets of Obligor whether now owned or hereafter acquired, and provides for the extending by Lender to Obligor of a loan and/or loans up to the maximum limit of Twenty Million and 00/100 Dollars ($20,000,000) (collectively the "Loan" or the "Loans"); and

WHEREAS, Obligor, the Loan Holders and H&W Petroleum Company, Inc. ("H&W") have entered into that certain Stock Purchase Agreement dated September 7, 2005 (the "SPA") which provides for Obligor's purchase of all of the outstanding shares of H&W's capital stock from the Loan Holders, and provides for payment of a portion of the purchase price for such stock by Obligor's delivery of a promissory note (the "Note") (the loan evidenced by the Note, and the obligations and agreements of Obligor in accordance with the terms of the SPA and any related documents, together with any present or future indebtedness or obligations of Obligor to Loan Holders of every kind and description, direct or contingent, due or not due, original, renewed or extended and whether now in existence or hereafter arising in connection with the Note or the SPA hereinafter collectively referred to as the "Subordinated Debt"); and

WHEREAS, Obligor has requested that Lender consent to the Subordinated Debt and add H&W as a co-borrower under the Loans and Loan Documents, providing to Lender a first priority security interest (together with the security interest granted to Lender by Obligor, hereinafter collectively referred to as "Lender's Security Interest") in the property of H&W which is encumbered by the Loan Documents (together with the collateral provided to Lender by Obligor, hereinafter collectively referred to as the "Collateral"; and

WHEREAS, as creditors of the Obligor, the Loan Holders will benefit as a result of the Lender continuing to make the Loans available to Obligor and making the Loans available to H&W; and

WHEREAS, the Loan Holders acknowledge that the Lender is willing to continue to make the Loans available to Obligor and to make the Loans available to H&W only on the condition that the Note and the Subordinated Debt be subordinate and inferior to the Loan, and to all other indebtedness of Obligor to Lender, whether now in existence or hereafter created; and

WHEREAS, the Loan Holders have agreed to subordinate the Note and Subordinated Debt to the lien and effect of the Loan and Lender's Security Interest and all security instruments securing the Loan, and all other indebtedness of Obligor to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising; and

WHEREAS, the Loan Holders acknowledge that Lender would not continue the Loans to Obligor or effectuate the Loans to H&W without the execution of this Agreement by the Loan Holders; and

NOW, THEREFORE, in consideration of, and as an inducement to Lender to continue to make the Loans to Obligor and make the Loans to H&W, the Loan Holders, Lender and Obligor do hereby agree as follows:

1. The facts as set forth above are true and correct and are incorporated herein by reference (except that the Loan Holders have no knowledge, and accordingly make no representation, as to the accuracy of the facts stated in the first (1st) and third (3rd) recitals set forth above).

2. Each of the Loan Holders and Obligor (severally and not jointly) do hereby warrant and represent that the SPA and the Note specify the only indebtedness and obligations which are due, owing or contemplated from Obligor to the Loan Holders, or any of them.

3. Each of the Loan Holders do hereby unconditionally subordinate the Note and the Subordinated Debt to the Loan and all other present and future debts and obligations of the Obligor to Lender, said indebtedness including all obligations of the Obligor to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising, and to the lien and effect of Lender's Security Interest in and to the Collateral and to all Loan Documents and all other debts and obligations of the Obligor to Lender.

4. Each of the Loan Holders and Obligor (severally and not jointly) do hereby warrant, represent and agree that no payment (principal, interest or any other payment) shall be made, permitted or accepted under the Note or Subordinated Debt (or under any other document or agreement) during the term of the Loan, unless such payment(s) have been approved in advance by the Lender. If any payment is made to any of the Loan Holders in payment of the Note or the Subordinated Debt or otherwise, or if any security or proceeds thereof is received on account of the Note or the Subordinated Debt contrary to the terms of this Agreement, Obligor agrees that the same shall be and constitute an Event of Default. Each of the Loan Holders acknowledges that (i) upon the occurrence of an Event of Default, Lender shall be entitled to immediately exercise all remedies provided to Lender in connection with the Collateral and under the Loan Documents, and (ii) following the occurrence of such Event of Default and so long as the same shall be continuing, (A) each and every amount paid by or on behalf of Obligor to any Loan Holder(s) or items received by any Loan Holder(s) (from Obligor or from an individual or an entity on behalf of Obligor) from and after such occurrence shall be forthwith paid by the Loan Holders to Lender, in precisely the form received (except for the Loan Holders' endorsements, where necessary), to be credited and applied, in Lender's sole discretion, upon any indebtedness (principal and/or interest and/or otherwise as Lender may elect, in its sole discretion) then owing to Lender by Obligor, and, whether matured or unmatured, and, until so delivered, the same shall be held in trust by the Loan Holders as the property of Lender; and (B) in the event of a failure of any Loan Holder(s) to endorse any instrument for the payment of monies so received by any Loan Holder(s) payable to such Loan Holder's order, Lender, or any officer or employee of Lender, is hereby irrevocably constituted and appointed attorney-in-fact (coupled with an interest) for such Loan Holder(s), with full power to make any such endorsement and with full power of substitution.

5. Each of the Loan Holders agrees that it will not exercise any collection rights with respect to the Note or Subordinated Debt, will not take possession of, sell or dispose of, or otherwise deal with any Collateral, and will not exercise or enforce any right or remedy which may be available to it with respect to the Note or Subordinated Debt upon default of Obligor under the Loan or any other indebtedness of Obligor to Lender or under the Subordinated Debt until such time as the Loan, as the same may be modified from time to time, including all principal, interest and other charges associated therewith, has been paid in full and no other debts or obligations are due and owing from Obligor to Lender. Each of the Loan Holders agrees to promptly notify Lender, in writing, by certified mail, return receipt-requested, of any default by Obligor under the Note or Subordinated Debt.

6. Upon any distribution of the assets or readjustment of indebtedness of Obligor whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt or the application of the assets of Obligor to the payment or liquidation thereof, either in whole or in part, Lender shall be entitled to receive payment in full of any and all indebtedness under the Loan or otherwise then owing to Lender by Obligor prior to the payment of all or any of the Subordinated Debt.

7. Each of the Loan Holders agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at anytime while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, unless such transfer, encumbrance, hypothecation or subordination is made upon prior written notice to Lender, subject to this Subordination Agreement, and the transferee or recipient has expressly assumed the covenants and obligations contained herein; and provided further that there shall promptly be placed on the Note a legend reciting that the same is subject to this Agreement.

8. Each of the Loan Holders acknowledges that Lender may, at any time, in its discretion, renew or extend the time of payment of all or any portion of the Loan, or any other existing or future indebtedness or obligations of Obligor to Lender and/or waive or delay in enforcing any rights or release any collateral relative thereto at any time(s) and, in reference thereto, to modify or amend the Loan Documents and/or make and enter into such agreement(s), compromise(s) and other indulgence(s), as Lender may deem proper or desirable, without notice to or further assent of any of the Loan Holders, all without in any manner impairing or affecting this Agreement or any of Lender's rights hereunder.

9. Each of the Loan Holders hereby agrees that it will render to Lender, upon demand, from time to time, a statement of the account of the Loan Holders with Obligor. Obligor agrees to duly comply with and conform with each and every term of this Agreement, on its part required to be performed.

10. All notices, demands and communications given or made hereunder or pursuant hereto shall be in writing and shall be hand delivered, delivered by recognized expedited carrier, or mailed by registered or certified mail with postage prepaid, addressed in each case as follows and shall be deemed to have been given or made when so mailed:

To Loan Holders:	E. Wayne Wetzel
c/o H&W Petroleum Company, Inc.
9617 Wallisville Road
Houston, Texas 77013
Facsimile No.: (713) 672-5412

To Lender:	WACHOVIA BANK, NATIONAL ASSOCIATION
110 East Broward Boulevard
Suite 2050
Fort Lauderdale, FL 33301
Attention: Portfolio Manager

To Obligor:	STREICHER MOBILE FUELING, INC.
800 West Cypress Creek Road
Suite 580
Fort Lauderdale, FL 33309
Attn: Richard E. Gathright, President

or to such other address or to such other person as any party shall designate to the others for such purposes in the manner hereinabove set forth.

11. This Agreement may be signed in multiple counterparts, and each such counterpart shall have the same binding force and effect as if it were signed by all parties hereto.

12. This Agreement shall be governed by the laws of the State of Florida. The terms of this Agreement cannot be waived, changed or terminated, except by a written document signed by Lender. This Agreement shall be binding upon the undersigned and their successors and assigns and shall inure to the benefit of and shall be enforceable by Lender, and any participants, successors or assigns of Lender.

13. WAIVER OF JURY TRIAL. OBLIGOR, EACH LOAN HOLDER AND LENDER HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, THE INDEBTEDNESS OR OTHER OBLIGATIONS REFERRED TO HEREIN OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS REFERRED TO HEREIN OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO THE LOAN HOLDERS OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

LOAN HOLDERS:

/s/ Eugene Wayne Wetzel
EUGENE WAYNE WETZEL

/s/ Mark Kay Wetzel
MARY KAY WETZEL

/s/ Sharon Harkrider
SHARON HARKRIDER

/s/ William M. Harkrider II
WILLIAM M. HARKRIDER II

MARY CATHERINE HARKRIDER

By: /s/ Mary Kay Wetzel
       Mary Kay Wetzel, her attorney-in-fact

W. M. HARKRIDER TESTAMENTARY TRUST

By: /s/ William M. Harkrider II
Name: William M. Harkrider II
Title: Trustee

By: /s/ Sharon Harkrider
Name: Sharon Harkrider
Title: Trustee

By: /s/ Mary Kay Wetzel
Name: Mary Kay Wetzel
Title: Trustee

HARKRIDER DISTRIBUTING COMPANY, INC.

By: /s/ William M. Harkrider II
Name: William M. Harkrider II
Title: President

W & H INTERESTS

By: /s/ E.W. Wetzel
Name: E.W. Wetzel
Title: Partner

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Eugene Wayne Wetzel, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Mary Kay Wetzel, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Sharon Harkrider, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by William M. Harkrider II, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Mary Kay Wetzel, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by William M. Harkrider II, Sharon Harkrider, Mary Kay Wetzel on behalf of W.M. Harkrider Testamentary Trust, who ☐is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF  HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by William M. Harkrider, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by E.W. Wetzel, who ☒ is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Name: Title:

STATE OF
COUNTY OF

The foregoing instrument was acknowledged before me this ___ day of ________, 2005, by _________________________, as ____________________ of and on behalf of WACHOVIA BANK, NATIONAL ASSOCIATION, who ☐is personally known to me or ☐produced his/her driver's license as identification.

/s/ NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

OBLIGOR:	STREICHER MOBILE FUELING, INC.

By: /s/Richard E. Gathright Richard E. Gathright President and Chief Executive Officer

STATE OF Texas
COUNTY OF Harris

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by RICHARD E. GATHRIGHT, as President and Chief Executive Officer of and on behalf of STREICHER MOBILE FUELING, INC., a Florida corporation, who ☐is personally known to me or ☐produced his/her driver's license as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

JOINDER OF LOAN HOLDER OWNERS

The undersigned owners of Harkrider Distributing Company, Inc. of the Loan Holders hereby agree that, to the extent that any of the indebtedness and obligations under the Note or other Subordinated Debt is or becomes owed to them, or any of them, such indebtedness and obligations are and shall be subordinated to the Loan and other debts and obligations of Obligor to Lender, all in the same manner and subject to the same terms as apply, pursuant to this Subordination Agreement, to the Note and other Subordinated Debt owing to the Loan Holders.

/s/Sharon Harkrider /s/William M. Harkrider II /s/Mary Kay Wetzel

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Sharon Harkrider, William M. Harkrider II, Mary Kay Wetzel, who ☐are personally known to me or ☐produced their driver’s licenses as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal:

JOINDER OF LOAN HOLDER OWNERS

The undersigned owners of W & H Interests of the Loan Holders hereby agree that, to the extent that any of the indebtedness and obligations under the Note or other Subordinated Debt is or becomes owed to them, or any of them, such indebtedness and obligations are and shall be subordinated to the Loan and other debts and obligations of Obligor to Lender, all in the same manner and subject to the same terms as apply, pursuant to this Subordination Agreement, to the Note and other Subordinated Debt owing to the Loan Holders.

/s/Sharon Harkrider /s/William M. Harkrider II /s/E.W. Wetzel /s/Mary Kay Wetzel

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 1st day of Oct, 2005, by Sharon Harkrider, William M. Harkrider II, E.W. Wetzel, Mary Kay Wetzel, who ☒ are personally known to me or ☐produced their driver’s licenses as identification.

/s/Rosemary Blackmon NOTARY PUBLIC-State and County Aforesaid Print/Type/Stamp Name: Commission Expiration Date: Notary Seal: